SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 27, 1997



                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                    33-86166                     52-1887105
(State of Organization)      (Commission File No.)           (IRS Employer
                                                         Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)

Item 5.   Other Events

RED HOT CONCEPTS, INC. SIGNS LETTER OF INTENT TO MERGE ITS BRITISH SUBSIDIARY INTO RESTAURANT CONGLOMERATE CELEBRATED GROUP PLC

          On August 27, 1997, Red Hot Concepts, Inc. ("Red Hot") which owns the British rights to Chili's Bar & Grill, announced it has signed a letter of intent to merge its British subsidiary into restaurant conglomerate Celebrated Group Plc, a British Company that operates 22 roadside restaurants and a luxury hotel.

          The letter of intent calls for Red Hot Concepts, Inc. to become a Celebrated Group PLC shareholder, with an option for Red Hot to acquire as much as 50 percent of the combined company. Celebrated Group Plc's remaining shares trade on the Alternative Investment Market of the London stock Exchange.

Item 7.   Financial Statements and Exhibits

(C)  Exhibits

     The following exhibit is filed as part of this Current Report on Form 8-K:



     EX-2.1 Letter of Intent between Red Hot Concepts, Inc. and Celebrated Group
            Plc dated August 1997

                                   SIGNATURES



          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Red Hot Concepts, Inc.



                                        By:   /s/Colin Halpern
                                              Colin Halpern
                                              President

                                        Date:  August 26, 1997

                                    EXHIBITS



Exhibit Number and Description

EX-2.1 Letter of Intent between Red Hot Concepts, Inc. and Celebrated Group Plc dated August 1997